UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 8, 2026

LUXFER HOLDINGS PLC

(Name of Registrant as Specified in Charter)

England and Wales	001-35370	98-1024030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3016 Kansas Avenue,

Riverside, CA, 92507

(Address and Zip Code of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: +1 414-269-2419

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value £0.50 each	LXFR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

As previously disclosed, on July 26, 2026, Luxfer Holdings PLC, a public limited company incorporated in England and Wales (the “Company”), entered into a Transaction Agreement with Double Eagle Acquisition Buyer, Inc., a Delaware corporation (“Buyer”) and newly formed holding company owned by funds managed by Wynnchurch Capital, L.P., pursuant to which, upon the terms and subject to the conditions set forth therein, Buyer will acquire the entire issued share capital of the Company (the “Transaction”), pursuant to a court sanctioned English law scheme of arrangement under Part 26 of the Companies Act 2006.

The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, expired at 11:59 p.m. EDT on September 8, 2026 thereby satisfying one of the closing conditions of the Transaction. The Transaction remains subject to other customary closing conditions, including, without limitation, approval by the Company’s shareholders and receipt of certain other regulatory approvals.

Additional Information about the Transaction and Where to Find It

On August 26, 2026, in connection with the proposed Transaction between the Company and Buyer, the Company filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement on Schedule 14A. Additionally, the Company may file other relevant materials with the SEC in connection with the proposed Transaction. Investors and securityholders of the Company are urged to read the proxy statement (which will include notices convening the scheme meeting and the general meeting of the Company’s shareholders and an explanatory statement in respect of the scheme of arrangement of the Company, in accordance with the requirements of the U.K. Companies Act 2006) and any other relevant materials filed or that will be filed with the SEC, as well as any amendments or supplements to these materials and documents incorporated by reference therein, carefully and in their entirety when they become available because they contain or will contain important information about the proposed Transaction and related matters. The definitive version of the proxy statement will be mailed or otherwise made available to the Company’s securityholders. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the proposed Transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge on EDGAR at www.sec.gov, on the investor relations page of the Company’s website at https://www.luxfer.com/investors, or by contacting the Company’s investor relations department at Investor.Relations@Luxfer.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Transaction. Information about the Company’s directors and executive officers is set forth in the proxy statement for the Company’s 2026 Annual General Meeting, which was filed with the SEC on April 30, 2026. Other information regarding the participants in the proxy solicitation and a description of their interests is contained in the preliminary proxy statement and will be contained in the definitive proxy statement and other relevant materials filed or that may be filed with the SEC in respect of the proposed Transaction.

Cautionary Note Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including with respect to the proposed acquisition of the Company, and readers are cautioned not to place undue reliance on such statements. Such forward-looking statements include, but are not limited to, the ability of Buyer and the Company to complete the transactions contemplated by the transaction agreement, including statements about the Transaction and required closing conditions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. There can be no guarantees that the conditions to the closing of the proposed Transaction will be satisfied on the expected timetable or at all. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

Risks and uncertainties include, but are not limited to, uncertainties as to the timing of the proposed Transaction; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the proposed Transaction contained in the transaction agreement may not be satisfied or waived (including, but not limited to, the failure to obtain shareholder approval and the failure to obtain the sanction of the High Court of Justice in England and Wales); the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; the effects of disruption from the transactions contemplated by the transaction agreement and the impact of the announcement and pendency of the Transaction on the Company’s business, including its ability to retain and hire key personnel and maintain relationships with customers; the risk that any announcements relating to the Transaction could have adverse effects on the market price of the Company’s ordinary shares; the risk of any unexpected costs or expenses resulting from the Transaction; the risk that shareholder litigation in connection with the Transaction may result in significant costs of defense, indemnification and liability; and other risks related to the Company’s business.

The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and the Company’s other filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUXFER HOLDINGS PLC

Date: September 9, 2026	By:	/s/ Benjamin M. Coulson
	Name:	Benjamin M. Coulson
	Title:	Corporate Controller & Company Secretary

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